Code
of
Ethics
Revised:
March
11,
2025

Table
of
Contents
Preamble
........................................................................................................................................
2
Section
1
-
Definitions
....................................................................................................................
2
Section
2
-
Prohibited
Transactions
.............................................................................................
4
Section
3
-
Reporting
and
Approvals
...........................................................................................
6
Section
4
-
Exemptions
from
Prohibited
Transaction
and
Reporting
Requirements
...........
8
Section
5
-
Periodic
Certification
..................................................................................................
8
Section
6
-
Service as
a
Director
of
a
Publicly
Traded
Company
............................................
9
Section
7
-
Gifts
and
Entertainment
..............................................................................................
9
Section
8
-
Disclosures
................................................................................................................
10
Section
9
-
Administration
and
Enforcement
..........................................................................
10
Section
10
-
Certification
............................................................................................................
11
Section
11
-
Appendix
A
.............................................................................................................
11
I.

COVERED
OFFICERS/PURPOSE
OF
THE
SOX
CODE
..............................................................
11
II.

COVERED
OFFICERS
SHOULD
HANDLE
ETHICALLY
ANY
ACTUAL
AND
APPARENT
.............
12
CONFLICTS
OF
INTEREST
...........................................................................................................
12
III.

DISCLOSURE
&
COMPLIANCE
..............................................................................................
13
IV.

REPORTING
AND
ACCOUNTABILITY
..................................................................................
14
V.

OTHER
POLICIES
AND
PROCEDURES
...................................................................................
15
VI.

AMENDMENTS
..................................................................................................................
15
VII.

CONFIDENTIALITY
.........................................................................................................
15
VIII.

INTERNAL
USE
.................................................................................................................
15
SCHEDULE
A
..............................................................................................................................
15

Preamble

At all times, our clients' interests must come first. We must maintain the integrity of our business by promoting ethical conduct, creating a culture of compliance and avoiding even the appearance of impropriety. We must not take inappropriate advantage of our positions and access to information. We
are all expected to
protect and preserve
the
confidentiality of information entrusted to us by our clients.
All
persons
must
comply
with
all
applicable
securities
laws,
rules
and
regulations,
as
well as
the
rules
of
applicable
self-regulatory
organizations
such
as
the
Financial
Industry Regulatory Authority.
The
board
of
directors
of
Saturna
Capital
Corporation,
acting
for
itself
and
its
subsidiaries,
and
the
board
of
trustees
of
both
Saturna
Investment
Trust
and
Amana
Mutual
Funds
Trust independently
adopted
this
Code
of
Ethics
to
assist
in
maintaining
the
highest
standards
of conduct.
Saturna
Capital
and
its
affiliates
encourage
private
investment
activities,
but
such activities
must
be
carried
out
within
the
letter
and
spirit
of
this
Code.
Each
of
these
boards
must
approve
any
material
change
to
this
Code
of Ethics.
Questions
should
be
brought
to the
attention
of
the
Chief
Compliance
Officer.
By
accepting
employment
with
the
Adviser
and/or
its
subsidiaries,
or
association
with
a Fund, you
have agreed
to be bound
by this
Code.
This
Code is
a part of
the Saturna Manual,
which
governs
the
operations
of
Saturna
Capital
and
its
affiliates.
Each crewmember annually
certifies
in
writing
his
understanding
of
and
intention
to
comply
with
this
Code.
This
Code
does
not
attempt
to
identify
all
possible
conflicts
of
interest,
and
literal
compliance with each of
its
specific provisions
will
not shield
you
from
liability for
front running
client
orders
with
personal
trading
or
other
unethical
conduct
or
conduct
that violates a fiduciary duty.

Section
1
-
Definitions

•

"Adviser"
means
Saturna
Capital
Corporation,
including
any
of
its
subsidiaries.
Adviser
does
not
include
any
consultant
or
sub-advisor
whose
only
role
is
to
advise on general principles
•

"Access Person"
means a trustee, director, officer,
or
crewmember of a Fund or the
Adviser.
It
does
not
include
an
Independent
Trustee
or
Independent
Director
unless in
connection
with
his
or
her
regular
functions
or
duties
the
Trustee
or
Director makes,
participates
in,
or
obtains
information
regarding,
the
purchase
or
sale
of Reportable
Securities
by
a
Fund,
or
whose
functions
relate
to
the
making
of
any recommendation with respect to such purchases or sale
•

"Beneficial Ownership"
has the same meaning as used in Rule 16a-1(a)(2) under the
U.S.
Securities
Exchange
Act
of
1934.
"Direct
or
indirect
beneficial
ownership"
means
direct
or
indirect
influence
or
control
or
ownership
of
any
beneficial
interest.

The
terms
of
Rule
16a
are
incorporated
herein
by
reference
and
shall
control
any
determination
hereunder.
In
general,
and
without
limiting
the
foregoing,
a
person
has
Beneficial
Ownership
in
any
securities
held
(i)
by
members
of
a
person's
immediate
family
sharing
the
same
household;
provided,
however,
that
the presumption
of
such
Beneficial
Ownership
may
be
rebutted;
or
(ii)
by
related partnerships, trusts, corporations or other arrangements
•

"Business
Entertainment"
means
ordinary
and
usual
business
entertainment
such
as
an
occasional
meal,
ticket
to
a
sporting
event
or
theater,
or
comparable entertainment,
so
long
as
it
is
neither
so
frequent
nor
so
extensive
as
to
raise
any question
of
propriety
and
the
person
providing
the
Business
Entertainment
must accompany
the
recipient
to
any
such
function
•

"Chief
Compliance Officer"
means
the person designated
by the Adviser and
the Fund to act in that capacity under Rule 38a1 of the U.S. Investment Company Act of
1940
or
similar
authority.
Any
action,
duty,
or
responsibility
delegated
to
the
Chief
Compliance Officer under this Code of Ethics may, in his absence, (and shall, with respect
to
actions
involving
the
personal
transactions
of
the
Chief
Compliance
Officer) be performed
by another Compliance Officer or the President. Any action,
duty
or
responsibility
of
Saturna
Capital's
Chief
Compliance
Officer
under
this
Code is
the responsibility of
the Compliance Officer of
a subsidiary where such Officer is
employed
•

"Fund"
means
any
registered
investment
company
adopting
this
Code
of
Ethics
•

"Gift"
includes
anything
of
value,
but
does
not
include
ordinary
and
usual
"Business
Entertainment"
•

"Independent Trustee
or Director"
means an independent Trustee
of a
Fund or an independent Director of the Adviser. An independent Trustee is a trustee who is not an “interested person” of a Fund within the meaning of Section 2(a)(19) of the 1940 Act. An independent Director is a director
–
       who is not an “interested person” of the Adviser within the meaning of Section 2(a)(19)(B) of the
1940 Act
for any reason other than as a
director of the Adviser and as an owner of direct or beneficial interests in Saturna Capital (but owner of no more than 5% of Saturna Capital’s outstanding voting securities), and (ii) who has no involvement with the day-to-day operations of the Funds or the Adviser
•

“Initial
Public
Offering”
means
an
offering
of
securities
registered
under
the
Securities
Act
of
1933, the
issuer
of
which,
immediately
before
the
registration,
was not
subject
to
the
reporting
requirements
of
Sections
13
or
15(d)
of
the
Securities Exchange
Act
of
1934
•

“Limited
Offering”
means
an
offering
that
is
exempt
from
registration
under
the
Securities
Act
of
1933
pursuant
to
Section
4(2)
or
Section
4(6)
or
pursuant
to
Rule 504,
505,
or
506
under
the
Securities
Act
of
1933

•

"President"
means
the
president
of
Saturna
Capital,
the
president
of
a
subsidiary
of Saturna
Capital
relating
to
crewmembers
of
that
subsidiary,
or
the
president
of
a
Fund
•

“Portfolio
Manager"
means
the
person
(or
one
of
the
persons)
responsible
for
the
day-to-day
management
of
a
Fund,
other
pooled
vehicles,
or
the
portfolio
of
an
individually managed account
•

"Reporting Account"
means the account(s) maintained by Access Persons for reporting transactions covered by this Code on Saturna's own portfolio system (NEPTUNE),
or
on
any
other
portfolio
system
having
the
monitoring
functionality required by the Chief Compliance Officer
•

"Reportable
Security"
means
any
note,
stock,
treasury
stock,
security
future,
bond,
debenture,
evidence
of
indebtedness,
mutual
funds
advised
by
Saturna
Capital,
hedge
funds,
unit
trusts,
and
exchange-traded
funds,
interests
in
limited
partnerships,
shares
of
limited
offerings,
certificate
of
interest
or
participation
in any profit-sharing agreement, collateral-trust certificate, pre-organization certificate or subscription, transferable share, investment contract, voting-trust certificate, certificate
of
deposit
for
a
security,
fractional
undivided
interest
in
oil,
gas,
or
other
mineral
rights,
any
put,
call,
straddle,
option
or
privilege
on
any
security
(including
a certificate
of
deposit)
or
on
any
group
or
index
of
securities
(including
any
interest therein
or
based
on
the
value
thereof)
or
any
put,
call,
straddle,
option,
or
privilege entered
into
on
a
national
securities
exchange
relating
to
foreign
currency,
or
in
general,
any
interest
commonly
known
as
a
“security”,
or any
certificate
of
interest
or
participation
in,
temporary
or
interim
certificate
for,
receipt
for,
guarantee
of,
or warrant
or
right
to
subscribe
to
or
purchase,
any
of
the
foregoing.
Reportable
Security
does
not
include
direct
obligations
of
the
Government
of
the
United
States (for
any
foreign
subsidiary
this
would
be
direct
obligations
of
their
government) including
short-term
debt
securities that
are
government
securities within
the
meaning
of
law,
bankers'
acceptances,
bank
certificates
of
deposit,
commercial
paper,
repurchase
agreements,
other
high-quality
short-term
debt
instruments, shares
of
registered
open-end
investment
companies
where
Saturna
Capital
does not
act
as
adviser,
shares
issued
by
unit
investment
trusts
that
are
invested exclusively
in
one
or
more
open-end
funds,
529
plans,
variable
contracts,
and
shares issued by money-market funds.

Section
2
-
Prohibited
Transactions

1.

Personal
Profit
from
Knowledge
of
Client
Transactions.
No
person
covered
by
this code
may
use
actual
knowledge
of
client
transactions
to
profit
from
such
transactions.
2.

Conflicting
Trades
.
No
Access
Person
shall
purchase
or
sell
any
Reportable
Security (other
than
registered
open-end
investment
companies)
or
derivative
thereon
in which
he
has,
or
because
of
such
order
will
acquire,
any
direct
or
indirect
Beneficial Ownership,
when
to
their
knowledge,
any
Fund
or
other
client
of
the
Adviser
had
a

transaction
in
the
Reportable
Security
within
the
last
three
trading
days,
has
a
pending
order
or
intends
to
enter
an
order
within
the
next
three
trading
days.
However, an Access Person may participate as part of a "bunch" order with simultaneous client transactions. The Adviser must determine that the “bunching” is consistent with best execution and no client is disadvantaged.
3.

Portfolio
Manager
and
Trade
Desk
Personnel
Restrictions.
Portfolio
Managers
and
Trade
Desk
Personnel
handling
Fund
and
or
advisory
client
orders
and
any account
in
which
they
have
a
Beneficial
Ownership
are
limited
to
transactions
in registered
open-end
investment
companies,
exchange-traded
funds,
securities
excluded
from
the
definition
of
Reportable
Security,
and
transactions
in
Saturna
Capital
stock.
Transactions
in
Reportable
Securities
acquired
prior
to
appointment
as
a
Portfolio
Manager
or
to
the
Trade
Desk
are
exempted
from
this
restriction
to
the
extent
that
the
transactions
reduce
an
existing
position.
Likewise,
transactions
in Reportable
Securities
acquired
through
inheritance
or
gift
after
appointment
are exempted
from
this
restriction
to
the
extent
that
the
transactions
reduce
an
existing
position.
4.

Initial
Public
Offering.
No
Access
Person
may
directly
or
indirectly
acquire beneficial ownership in any security in an initial public offering.
5.

Limited
Offering
(commonly
referred
to
as
a
Private
Placement).
No
Access
Person
may
directly
or
indirectly
acquire
beneficial
ownership
in
any
security
in
a limited offering.
6.

Principal
Transactions.
No
Access
Person
nor
the
Adviser
may
effect
a
transaction as principal with a client.

7.

Insider
Trading.

a.

All
directors,
trustees,
officers
or crewmembers
of
a
Fund,
or
the
Adviser
are prohibited from trading in any security, either personally or on behalf of others, including clients, on the basis of material non-public information or communicating material non-public information to others in violation of the law.
b.

Persons who are aware of the misuse of material nonpublic information should report such misuse to the Chief Compliance Officer.
8.

Investment
recommendation
disclosures.
No
Access
Person
may
recommend
or attempt
to
cause
any
securities
transactions
by
a
client
or
participate
in
any investment
decision
without
disclosing
his
interest
in
the
securities.
9.

Unlawful Actions.
No Access Person in connection with the purchase or sale, directly
or
indirectly,
of
a
security
held
or
to
be
acquired
by
a
Fund
as
defined
in
Rule 17j-1 may:
a.

Employ
any
device,
scheme
or
artifice
to
defraud
any
client;
b.

Make
any
untrue
statement
of
a
material
fact
to,
or
omit
to
state
a
material
fact to, any client;
c.

Engage
in
any
act,
practice
or
course
of
business
that
operates
or
would operate
as
a
fraud
or
deceit
on
any
client;
or

d.

Engage
in
any
manipulative
practice
with
regard
to
any
client.

Section
3
-
Reporting
and
Approvals

1.

Independent
Trustees
and
Independent
Directors.
An
Independent
Trustee
or Independent
Director
need not
make
a
transaction
report
pursuant
to
this section unless
he,
at
the
time
he
executes
a
transaction
in
a
Reportable
Security,
knew
or
in
the
ordinary
course
of
fulfilling
his
official
duties,
should
have
known
that
during
the fifteen
(15)
calendar
day
period
immediately
before
his
transaction,
a
Fund purchased
or
sold
the
security,
or
the
Fund
or
its
Adviser
considered
purchasing
or selling
the
security.
In
the
event
that
this
provision
is
triggered,
the
Trustee
or Director
may
rely
on
paragraph
(6)(c)
of
this
Section
to
meet
their
quarterly
reporting
obligation.
2.

Reporting Accounts.
No Access Persons may have a Beneficial Ownership in any
securities
account
held
away
from
Saturna
Brokerage
Services
or
Saturna
Capital.
Officers,
directors,
and
crewmembers
of
a
foreign
subsidiary
of
the
Advisor
are
permitted
to
maintain
securities
accounts
at
a
custodian
acceptable
to
the
subsidiaries’
Chief
Compliance
Officer,
provided
that
they
comply
with
the
following provisions of this section. Reporting Accounts registrations in NEPTUNE are to be marked as "crewmember" to facilitate monitoring.
a.

No
later
than
10
days
after
becoming
an
Access
Person,
each
Access
Person shall
meet
with
the
Chief
Compliance
Officer
to
discuss
the
requirements
of this Code. The Access Person shall deliver a current record (as of a date no more than 45 days prior to the date they became an Access Person) of all Securities (including name and quantity) in which the Access Person has a direct or indirect Beneficial Ownership, including the name of any broker, dealer or bank with whom the Access Person maintained an account. The Access Person shall provide evidence that the Access Person has made provision to open an account with Saturna Brokerage Services or another approved brokerage firm, and as soon as practicable, arrange to transfer all
Securities
holdings
to
that
account
and
close
any
previous
outside
accounts.
b.

At
the
end
of
the
first
month
of
employment,
the
Access
Person
shall demonstrate that he has completed the process of closing all outside accounts and moving all holdings to the approved brokerage firm. The Chief Compliance Officer will provide appropriate guidance and assistance to the Access
Person
if
needed
to
complete
the
process.
c.

An
Access
Person's
willful
non-compliance
with
completion
of
this
process shall be considered a violation of this Code of Ethics.
3.

The
President
may
permit,
in
unusual
circumstances
and
for
good
cause,
an
Access
Person
to
maintain
a
Reporting
Account
away
from
Saturna
Brokerage
Services
or Saturna
Capital.
If
an
Access
Person
is
permitted
to
maintain
such
an
account,
the
Access
Person:

a.

must
have
no
advance
knowledge
or
control
of
any
transaction
in
such account, and
b.

shall
be
responsible
for
maintaining
on
a
mirroring
Reporting
Account
an accurate
history
of
all
security
transactions
that
are
required
to
be
reported under this Code, and
c.

shall instruct the manager or custodian with which such account is maintained to send periodic statements and copies of security transaction confirmations (if available)
directly
to
the
Chief Compliance
Officer.
4.

Access Persons
may keep records of securities in which they have indirect Beneficial
Ownership in
separate
Reporting
Account(s)
from
those
in
which
they have direct Beneficial Ownership, or may combine those holdings in a single Reporting Account.
5.

Not
considered
admission.
Any
Reporting
Account
submission
may
contain
a
statement
that
the
report shall not
be
construed as an admission
by
the
person
making
such
report
that
he
has
any
direct
or
indirect
Beneficial
Ownership
in
the security to which the report relates.

6.

Transaction
reporting.

a.

If
not
done
through
a
Reporting
Account,
Access
Persons
shall
report
transactions
in
any
security
in
which
such
person
has,
or
because
of
such transaction
acquires,
any
direct
or
indirect
Beneficial
Ownership.
b.

Every
report
shall
be
made
not
later
than
ten
(10)
days
after
the
end
of
the
execution
of
the
transaction,
and
shall
contain
the
following
information:
•

The
date
of
the
transaction,
the
title
and
the
number
of
shares,
and
the principal
amount
of
each
security
involved;
•

The
nature of the
transaction (i.e., purchase, sale or any other type
of acquisition or disposition);
•

The
price
at
which
the
transaction
was
effected;
•

The name of
the broker, dealer, fund distributor, or bank with or
through
whom
the
transaction
was effected; and
•

The
date
that
the
report
was
submitted.
c.

If
expressly
permitted
by
the
Chief
Compliance
Officer,
and
if
received
by
the Adviser no later than 30 days after the end of the
applicable calendar quarter, periodic statements or copies of security transaction confirmations containing the information required by paragraph 17j-1(d)(1)(ii) of the Investment Company Act of 1940 will meet this requirement.

Section 4 - Exemptions from Prohibited Transaction and Reporting
Requirements

1.

“Fund Direct” Accounts.
Accounts limited solely to transactions in registered
openend
investment
companies
where
the
Adviser
does
not
act
as
adviser,
unit investment
trusts, 529
plans,
and variable
contracts.
2.

Exceptions and Exemptions
.
The Chief
Compliance Officer
may grant an
exception
to
or
exemption
from
this
Code
to
any
person,
transaction
or
series
of
transactions,
provided
that
the
exception
or
exemption
is
not
contrary
to
the
mandatory requirements
of
applicable
Laws,
Rules
and Regulations.
Exceptions
or
exemptions must
be
in
writing
and
specify
the
reason(s)
and
any
conditions
imposed.
In determining
whether
to
grant
permission
for
an
initial
public
offering
or
limited offering, the Chief Compliance Officer shall consider, among other things, whether such
offering
should
be
reserved
for
a
Fund
or
other
client
of
the
Adviser,
and whether
such
transaction
is
being
offered
to
the
person
because
of
his
or
her position
with the Adviser.
If
an Access
Person
receives
approval,
they must disclose such
investments
whenever
they
are
involved
in
the
Adviser’s
subsequent
consideration
of
these
investments
for
any
client.
Further,
the
decision
to
purchase
or
sell
such
security
for
any
client
should
be
made
by
persons
with
no
personal direct or indirect interest in the security.
3.

Involuntary
Transactions.
Transactions
that
are
non-volitional
by
either
the
Access Person
or
any
client
(including
transactions
with
respect
to
which
such
Access
Person
has
no
actual
advance
knowledge
of
a
given
trade).
4.

Automatic
Investment
Plans.
Transactions
made
automatically
in
accordance
with
a
predetermined
schedule
and
allocation,
such
as
dividend
reinvestment
plans.
5.

Rights Offerings.
Purchases effected upon the
exercise
of rights issued by
an issuer pro rata to all holders of a class of its securities, to the extent such rights were acquired from such issuer, and sales of rights so acquired.

Section
5
-
Periodic
Certification

1.

On
a
quarterly
basis,
Access
Persons
(other
than
those
whose
trading
is
subject
to Portfolio
Manager
Restrictions
and
have
not
been
permitted
to
hold
a
Reporting Account
away)
shall
certify
that
they
have
reviewed
their
quarter-end
holdings reports
and
that
securities
holdings
in
which
they
have
a
beneficial
interest
are accurately
reflected.
2.

On
an
annual
basis,
Access
Persons
whose
trading
is
subject
to
Portfolio
Manager Restrictions
and
have
not
been
permitted
to
maintain
a
Reporting
Account
away,
shall
certify
that
they
have
reviewed
their
year-end
holdings
reports
and
that
securities
holdings
in
which
they
have
a
beneficial
interest
are
accurately
reflected.
3.

On
an
annual
basis,
all Access
Persons
shall
certify
that
they
have
read,
understand, and
intend
to
comply
with
this
Code.

Section
6
-
Service
as
a
Director
of
a
Publicly
Traded
Company

1.

No
Access
Person
shall
serve
as
director
of
any
publicly
traded company
without
first
obtaining
approval
of
the
President.
Any
such
approval
shall
be
based
on
a
determination
by
the
President
that
such
board
service
will
be
consistent
with
the
interests
of
the
clients
of
the
Adviser,
and
that
such
person
serving
as
a director
will be
isolated
from
those
making
investment
decisions
with
respect
to
such
company by
appropriate
procedures.
At
the
direction
of
the
President,
in
his
or
her
sole discretion,
such
person
may
be
required
to
resign
from
such
directorship.

Section
7
-
Gifts
and
Entertainment

1.

The
giving
or
receiving
of
gifts
or
business
entertainment
could
give
rise
to
a
potential
or
actual
conflict
of
interest,
such
that
the
gift
or
entertainment
is
provided
as
a
kickback
or
quid
pro
quo.
2.

Gifts:
No Access Person, whether directly or indirectly, shall give or receive a Gift in excess of
$100
per
year
to
or
from
any
person
associated
with
a
financial
services firm
or
vendor
doing
business
with,
or
hoping
to
do
business
with,
the
Funds
and
or Saturna.
Gifts
and
entertainment
connected
to
the
purchase
or
sale
of
a
Fund’s
portfolio
securities
are
not
permitted.
All
Gifts
must
be
reported
to
the
Chief Compliance
Officer
within
30
days
of
receipt.
For
purposes
of
this
provision,
promotional
items
of
nominal
value
that
are
widely
distributed
and
display
a
gift
giver’s
logo,
such
as
golf
balls,
shirts,
towels
and
pens,
do
not
fall
within
the definition
of
“Gift.”
3.

Business
entertainment:
No
Access
Person
may
provide
Business
Entertainment
to any
person
from
whom
Saturna
is
soliciting
business
or
with
whom
Saturna
is conducting
business,
in
excess
of
the
dollar
limit
applicable
to
such
person
as
established
by the President or
Chief
Financial
Officer
of
Saturna.
Trustees
of
the Funds
and
investment
advisory
clients
of
Saturna
are
exempted
from
this
requirement.
4.

Payment
or
Reimbursement
of
Expenses:
Payments
of
an
Access
Person's
or
Trustee's
("Attendee")
expenses
in
connection
with
meetings
held
by
an
offeror
or
by a
securities
brokerage
firm,
for
the
purpose
of
training
or
education
of
the
Attendee may be received, provided that:
a.

The Attendee keeps, including all compensation received, the name of the offeror or brokerage firm, the
amount
of cash
received, and the
nature
and, if known, value of any non-cash compensation;
b.

The
Attendee
obtains
the
President's
prior
approval
to
attend
the
meeting;
c.

The
location
is
appropriate
to
the
purpose
of
the
meeting,
which
shall
mean an
office
of
the
offeror
or
the
brokerage
firm,
or
a
facility
located
in
the
vicinity
of
such
office,
or
a
regional
location
with
respect
to
regional
meetings;

d.

The
payment
or
reimbursement
is
not
applied
to
the
expenses
of
guests
of
the Attendee; and
e.

The
payment
or
reimbursement
by
the
offeror
or
brokerage
firm
is
not
subject
to
any
conditions.
The
limits
of
this
paragraph
shall
not
apply
to
any expenses
incurred
by
any
Fund
or
trustee
which
are
paid
by
the
Adviser
in connection
with
any
meeting,
conference,
education
or
other
activity
of
any kind related to
business of
a
Fund.

Section
8
-
Disclosures

1.

Fund
trustee
disclosures.
Fund
trustees
must
disclose
ownership
interests
in
Fund securities, qualifications for their Fund positions,
compensation, meeting attendance,
potential
conflicts
of
interest,
and
other
details
specified
in
SEC
regulations
which
are
received
through
an
annual
questionnaire.
Questions
are
directed
to
Fund
legal
counsel
and/or
the
Chief
Compliance
Officer.
2.

Code
of
Ethics
disclosure.
The
Funds
disclose
in
their
registration
statements
that:
a.

The
Funds
and
the
Adviser
have
adopted
this
Code
of
Ethics;
b.

This
Code
permits
personnel
to
invest
in
securities
for
their
own
accounts,
and
c.

This
Code
is
on
public
file,
and
available
from,
the
SEC.
This
Code
of
Ethics
is
filed as an exhibit to the Funds' registration statements and is available online
at
Saturna
websites.

Section
9
-
Administration
and
Enforcement

1.

The Chief Compliance Officer will administer the Code and shall be responsible for a quarterly
review,
as
prepared
by
the
Reporting
Account
system,
which
compares Reporting
Account
securities
transactions
of
Access
Persons
with
completed
portfolio transactions of clients to determine, among other things, whether a violation of
this
Code
of
Ethics,
front-running,
or
insider
trading
may
have
occurred.
2.

Possible
violations
of
this
Code
of
Ethics
must
be
reported
to
the
Chief
Compliance Officer
immediately,
or
in
the
absence
of
the
Chief
Compliance
Officer,
to
any
Compliance
Officer,
the
President,
or
to
any
Director.
Possible
violations shall
be
promptly
investigated,
and
violations
reported
through
the
Chief
Compliance
Officer to the President and board of directors of the Adviser, with copies to Fund boards.
Such
report
shall
include
the
corrective
action
taken
and
any
recommendation
for disciplinary action deemed appropriate by the Chief Compliance Officer. Such recommendation
shall
be
based
on,
among
other
things,
the
severity
of
the
infraction,
whether
it
is
a
first
or
repeat
offense,
and
whether
it
is
part
of
a
pattern
of
disregard
for
the
letter
and
intent
of
this
Code
of
Ethics.
The
President
or
board
of
directors
of
the
Adviser
may
impose
such
sanctions
for
violation
of
this
Code
of
Ethics
as
deemed
appropriate,
including,
but
not
limited
to:

a.

Oral
reprimand;
b.

Letter
of
censure;
c.

Suspension
or
termination
of
the
employment;
d.

Reversal
of
a
securities
trade
at
the
violator's
expense
and
risk,
including disgorgement of any profit; and
e.

In
serious
cases,
referral
to
law
enforcement
or
regulatory
authorities.
3.

At
their
first
regular
meeting
in
each
calendar
year,
the
Fund
boards
must
be provided
and
review
an
annual
report
from
the
Adviser
on
compliance
for
the
previous
year.
The
Boards
must
receive
a
certification
that
the
Fund
and
the
Adviser "have
adopted
procedures
reasonably
necessary
to
prevent
Access
Persons
from
violating"
their
codes
before
approving
this
Code
of
Ethics
and
"not
less
frequently
than
annually"
thereafter.
The
annual
report
to
the
Fund
boards
must
describe
any issues
and
material
violations
arising
under
this
Code
since
the
last
report.

Section
10
-
Certification

By
signing,
you
are
certifying
that
you
have
read,
understand,
and
intend
to
comply with this Code.

Section
11
-
Appendix
A

Appendix
A

Sarbanes-Oxley
SOX
Code
of
Ethics
for
the

Principal Executive Officer and Principal Financial Officer of
AMANA MUTUAL FUNDS TRUST SATURNA INVESTMENT TRUST

I.

COVERED
OFFICERS/PURPOSE
OF
THE
SOX
CODE

This
Sarbanes-Oxley
SOX
Code
of
Ethics
(the
“SOX
Code”)
for the
series
of
funds
(each,
a
“Fund”
and
collectively,
the
“Funds”)
of
Amana
Mutual
Funds
Trust
and
Saturna
Investment Trust (each, a “Trust” and collectively, the “Trusts”) applies to each Trust’s Principal Executive
Officer
and
Principal
Financial
Officer
(the
“Covered
Officers,”
identified
on Schedule
A).
The
purpose
of
this
SOX
Code
is
to
promote:
•

Honest
and
ethical
conduct,
including
the
ethical
handling
of
actual
or
apparent conflicts
of
interest
between
personal
and
professional
relationships;

•

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the SEC and in other public communications made by the Funds;
•

Compliance
with
applicable
laws
and
governmental
rules
and
regulations;
•

The
prompt
internal
reporting
of
violations
of
the
SOX
Code
to
an
appropriate person or persons identified in the SOX Code; and
•

Accountability
for
adherence
to
the
SOX
Code.
Each
Covered
Officer
should
adhere
to
a
high
standard
of
business
ethics
and
should
be
sensitive
to
situations
that
may
give
rise
to
actual
as
well
as
apparent
conflicts
of
interest.
II.

COVERED
OFFICERS
SHOULD
HANDLE
ETHICALLY ANY ACTUAL AND APPARENT CONFLICTS OF INTEREST
A
“conflict
of
interest”
occurs
when
a
Covered
Officer’s
personal
interest
interferes
with
the interests of, or his service to, a Fund. For example, a conflict of interest would arise if a
Covered
Officer,
or
a
member
of
his
family,
were
to
receive
improper
personal
benefits
as
a result of his position with a Fund.
Certain
conflicts
of
interest
arise
out
of
the
relationships
between
Covered
Officers
and
a Fund
and
already
are
subject
to
conflict
of
interest
provisions
in
the
Investment
Company
Act
of
1940
and
the
Investment
Advisers
Act
of
1940.
For
example,
Covered
Officers
may
not
individually
engage
in
certain
transactions
(such
as
the
purchase
or
sale
of
securities
or
other
property)
with
the
Fund
because
of
their
status
as
“affiliated
persons”
of
the
investment
adviser
to
each
of
the
Funds.
The
compliance
programs
and
procedures
of
the Funds
and
Saturna
Capital
Corporation
(“Saturna”)
are
designed
to
prevent,
or
identify
and correct,
violations
of
such requirements.
This
SOX
Code does
not,
and is
not intended to, repeal
or
replace
those
programs
and
procedures,
and
such
conflicts
fall
outside
of
the parameters
of
this
SOX
Code.
Although
typically
not
presenting
an
opportunity
for
improper
personal
benefit,
conflicts arise
from,
or
as
a
result
of,
the
contractual
relationship
between
each
of
the
Funds
and
Saturna,
for
which
the
Covered
Officers
may
also
serve
as
trustees,
officers,
or
crewmembers.
As
a
result,
this
SOX
Code
recognizes
that
the
Covered
Officers
will,
in
the normal course of their duties (whether formally for a Fund or for Saturna, or for both), be involved in establishing policies and implementing decisions that will
have
different
effects on Saturna and each of the Funds. The participation of the Covered Officers in such activities is inherent in the contractual relationship between each of the Funds and Saturna and is consistent with
the
performance
by
the
Covered Officers of their duties as officers
of one or more Funds and, if addressed in conformity with the provisions of the Investment
Company Act and the Investment Advisers Act, will be deemed to have been handled ethically.
In
addition,
it
is
recognized
by
the
Boards
of
Trustees
of
each
Trust
(collectively, the “Board of Trustees”) that the Covered Officers may also be directors, officers, or crewmembers
of
Saturna and
are covered
by this SOX Code and
by a separate code of
ethics.
Other conflicts of interest are covered by this SOX Code, even if such conflicts of interest are not
subject
to
provisions
in
the
Investment
Company
Act
and
the
Investment
Advisers
Act. In reading the following examples of conflicts of interest under this SOX Code, Covered
Officers
should
keep
in
mind
that
such
a
list
cannot
ever
be
exhaustive
and
cannot
consider every
possible
scenario.
As
such,
the
overarching
principle
that
the
personal
interest
of
a
Covered
Officer
should
not
be
placed
improperly
before
the
interest
of
a
Fund
shall
govern and
shall
be
the
standard
by
which
a
Covered
Officer’s
conduct
is
judged
under
this
SOX
Code.
Each
Covered
Officer
must
not:
•

Use
his
personal
influence
or
personal
relationships
improperly
to
influence
investment
decisions
or
financial
reporting
by
a
Fund
whereby
the
Covered
Officer would
benefit
personally
to
the
detriment
of
the
Fund;
and
•

Cause
a
Fund
to
take
action,
or
fail
to
take
action,
for
the
individual
personal
benefit of the Covered Officer rather than the benefit the Fund.
There are some potential conflict of interest situations that should be discussed with Saturna’s
Chief
Legal
Officer
if
material.
Examples
of
these
include:
•

Service
as
a
director
on
the
board
of
any
public
company;
•

Any
direct
ownership
interest
in,
or
any
consulting
or
employment
relationship
with,
any
of
the
Funds’
service
providers,
other
than
Saturna
or
any
affiliated
person of Saturna;
•

A
direct
or
indirect
financial
interest
in
commissions,
transaction
charges,
or spreads
paid
by
a
Fund
for
effecting
portfolio
transactions
or
for
selling
or redeeming
shares,
other
than
an
interest
arising
from
the
Covered
Officer’s
employment,
such
as
compensation
or
as
director,
officer,
shareholder,
or
crewmember of Saturna.

III.

DISCLOSURE
&
COMPLIANCE

It
is
the
responsibility
of
each
Covered
Officer
to
promote
compliance
with
the
standards and
restrictions
imposed
by
applicable
laws,
rules,
and
regulations.
In
addition,
each
Covered
Officer:
•

Should
familiarize
himself
with
the
disclosure
requirements
generally
applicable
to the
Funds;
•

Should
not
knowingly
misrepresent,
or
cause
others
to
misrepresent,
facts
about
a
Fund to others, whether within or outside Saturna or a Fund, including to a Trust’s Independent
Trustees and auditors,
and
to
governmental
regulators and
selfregulatory
organizations;
and

•

Should, to the extent appropriate within his area of responsibility, consult with other officers of the Trust and crewmembers of Saturna with the goal of promoting full, fair, accurate,
timely
and
understandable disclosure in
the reports
and
documents the Funds file with, or submit to, the SEC and in other public communications made by the Funds.

IV.

REPORTING
AND
ACCOUNTABILITY

Saturna’s Chief Legal Officer is responsible for applying this SOX Code to specific situations in
which
questions
are
presented
under
it
and
has
the
authority
to
interpret
this
SOX
Code in
any
particular
situation.
The Chief
Legal
Officer
may
consult,
as appropriate,
with the Independent
Trustees,
and/or
counsel
to
the
Independent
Trustees,
and
is
encouraged
to do
so.
However,
any
approvals
or
waivers
sought
by
the
Covered
Persons
will
be
considered and approved by the Independent Trustees.
Each
Covered
Officer
must:
•

Upon
adoption
of
the
SOX
Code,
affirm
in
writing
to
the
Board
of
Trustees
that
he has received, read, and understands the SOX Code;
•

Annually
thereafter
affirm
to
the
Board
of
Trustees
that
he
has
complied
with
the requirements
of
the
SOX
Code;
•

Report at least annually such affiliations or other relationships related to conflicts of interest as covered by the Annual Directors & Officers Questionnaire;
•

Not retaliate against any
crewmember or member
of Saturna for reports of
violations
or
potential
violations
of
law
or
this
SOX
Code
that
are
made
in
good
faith;
and
•

Notify
Saturna’s
Chief
Legal
Officer
promptly
if
he
is
aware
of
any
violation
or potential
violation
of
law
or
this
SOX
Code,
recognizing
that
failure
to
do
so
is
itself
a violation
of
this
SOX
Code.
Each
of
the
Funds
will
follow
these
procedures
in
investigating
and
enforcing
this
SOX
Code:
•

Saturna’s
Chief
Legal
Officer
will
take
all
appropriate
action
to
investigate
any potential violations reported to him;
•

If, after such
investigation, the
Chief Legal
Officer believes that
no
violation has occurred, the Chief Legal Officer is not required to take any further action, but he shall discuss with the Trust’s Independent Trustees at its next regularly scheduled meeting his investigation and conclusion;
•

Any matter that the Chief
Legal Officer believes
is a violation will be reported
to the Independent
Trustees;
•

If the Independent Trustees concur that a violation has occurred, the Independent Trustees will consider appropriate action, which may include review of, and appropriate modifications to, applicable policies and procedures; notification to appropriate
personnel
of
Saturna;
or
a
recommendation
to
dismiss
the
Covered Officer;
•

The
Independent
Trustees
will
be
responsible
for
granting
waivers,
as
appropriate;
and
•

Any
changes
to
or
waivers
of
this
SOX
Code
will,
to
the
extent
required,
be
disclosed as provided by SEC rules.

V.

OTHER
POLICIES
AND
PROCEDURES

This
SOX
Code
shall
be
the
sole
SOX
Code
of
ethics
adopted
by
the
Trusts
(on
behalf
of
each Fund) for purposes of Section 406 of the Sarbanes-Oxley Act and the rules and forms applicable
to
registered
investment
companies
thereunder.
To
the
extent
that
they
overlap
or
conflict,
the provisions
of
this
SOX Code supersede the policies
and
procedures
of
the Funds
and
the
Funds’
adviser,
principal
underwriter,
and
other
service
providers.
The Funds’
and
Saturna’s
Code
of
Ethics
under
Rule
17j-1
under
the
Investment
Company
Act
are
separate
requirements
applying
to
the
Covered
Officers
and
others
and
are
not
part
of
this
SOX
Code.

VI.

AMENDMENTS

Except as
to the individuals
listed
on Schedule A, this
SOX Code may not be amended
except
in
written
form,
which
shall
be
explicitly
approved
or
ratified
by
a
majority
vote
of
each
Trust’s Independent Trustees.

VII.

CONFIDENTIALITY

All
reports
and
records
prepared
or
maintained
pursuant
to
this
SOX
Code
shall
be
considered
confidential
and
shall
be
maintained
and
protected
accordingly.
Except
as
otherwise
required
by
law
or
this
SOX
Code,
such matters
shall
not
be
disclosed
to
anyone other
than
the
Independent
Trustees
and
their
independent
legal
counsel.

VIII.

INTERNAL
USE

The SOX Code is intended solely for the internal use by each of the Funds and does
not constitute
an
admission,
by
or
on
behalf
of
any
Fund,
as
to
any
fact,
circumstance,
or
legal
conclusion.

SCHEDULE
A

Persons
Covered
by
this
SOX
Code
of
Ethics
                   Position
with
Trusts

Nicholas
F.
Kaiser
                                                                   Principal
Executive
Officer
Jane
K.
Carten
                                                                         Principal
Executive
Officer
Christopher
R.
Fankhauser
                                                     Principal
Financial
Officer